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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 8, 2004 Date of report (Date of earliest event reported)
Security Capital Corporation (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	1-7921 (Commission File Number)	13-3003070 (IRS Employer Identification No.)
Eight Greenwich Office Park, Third Floor, Greenwich, CT 06831 (Address of Principal Executive Offices) (Zip Code)
203-625-0770 (Registrant's telephone number, including area code)
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events and Required FD Disclosure.

        On September 10, 2004, Security Capital Corporation ("Security Capital") announced that it received a letter (the "CMI Offer Letter") from Robert J. Bossart, on behalf of himself, Jonathan R. Wagner, Richard T. Kurth and certain other members of the senior management team of CompManagement, Inc. (collectively, the "CMI Management Team"), an indirect subsidiary of Security Capital, proposing that an entity to be formed ("Newco") by the CMI Management Team and its equity partners, Talisman Capital Fund I, LLC and Stonehenge Opportunity Fund, LLC, acquire by merger all of the outstanding shares of Class A Common Stock, Common Stock and Zero Coupon Convertible Preferred Stock of Security Capital (collectively, "SCC Capital Stock"), at a price per share of $10.50. The offer is subject to (1) satisfactory due diligence review of Security Capital and its subsidiaries, other than CompManagement, Inc., (2) the agreement of the majority stockholder of SCC and its affiliates, including Brian D. Fitzgerald, to vote their shares of SCC Capital Stock in favor of the proposed merger, and (3) negotiation and execution of a definitive merger agreement containing customary provisions for similar transactions. In addition to funding from its equity partners, the CMI Management Team expects to finance its offer primarily from funds provided by new senior and subordinated debt of Newco and CompManagement, Inc. The foregoing description of the CMI Offer Letter is qualified in its entirety by reference to the full text of the CMI Offer Letter, which is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

        There is no assurance that a definitive merger agreement between the parties will be executed, or if executed, that the proposed transaction will be consummated.

        Security Capital further announced that the Special Committee of the Board of Directors of Security Capital, in conjunction with its independent investment bank and independent legal counsel, will be considering the offer. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

99.1
Offer Letter, dated September 8, 2004, from Robert J. Bossart to Security Capital Corporation.

99.2
Press Release of Security Capital Corporation, dated September 10, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2004

SECURITY CAPITAL CORPORATION
By:	/s/ BRIAN D. FITZGERALD
	Name:	Brian D. Fitzgerald
	Title:	Chairman of the Board, President and Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Offer Letter, dated September 8, 2004, from Robert J. Bossart to Security Capital Corporation.
99.2	Press Release of Security Capital Corporation, dated September 10, 2004.

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QuickLinks

  Item 8.01. Other Events and Required FD Disclosure.
  Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
INDEX TO EXHIBITS